EXHIBIT 4.1

SPECIMEN STOCK CERTIFICATE

Document is copied.



NUMBER SHARES


Innovative Product Opportunities Inc.

INCORPORATED UNDER THE LAWS OF DELAWARE

SEE REVERSE FOR
CERTAIN DEFINITIONS


COMMON STOCK CUSIP


[SPECIMEN]
[NOT NEGOTIABLE]


This Certifies That:

is owner of:


FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0001PAR VALUE EACH OF

Innovative Product Opportunities Inc.

transferrable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:

COUNTERSIGNED:
Continental Stock Transfer & Trust Co.
17 Battery Place 8th Flr.
New York, NY 10004
BY:

AUTHORIZED SIGNATURE


[CORPORATE SEAL]


/s/ Doug Clark                              /s/ Doug Clark
SECRETARY                                       PRESIDENT

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT - Custodian
TEN ENT - as tenants by the entireties          (Cust) (Minor)
JT TEN - as joint tenants with                  under Uniform Gifts to Minors
right of survivorship                           Act
and not as tenants in                            -----------------
common (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares
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of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________


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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION ON OR ENLARGEMENT OR ANY
CHANGE WHATSOEVER.

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES
AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF
ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO
DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF
ANY CLASS OR SERIES. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE.
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THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION ON OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.



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